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                                                                    EXHIBIT 99.1

                      WRITTEN STATEMENT OF CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated:  February 13, 2003            /s/ Joseph H. Moglia
                                     -----------------------------------------
                                     Joseph H. Moglia
                                     Chief Executive Officer



Dated:  February 13, 2003            /s/ John R. MacDonald
                                     -----------------------------------------
                                     John R. MacDonald
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer